SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 9, 2026
Date of Report
(Date of Earliest Event Reported)

Pinnacle Financial Partners, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-43038	39-3738880
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Overton Park Drive, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)

(706) 641-6500
(Registrant’s telephone number, including area code)

__________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PNFP	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	PNFP - PrA	New York Stock Exchange
Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	PNFP - PrB	New York Stock Exchange
Depositary Shares, each representing 1/40 interest in a Share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock Series C	PNFP - PrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2026, Pinnacle Financial Partners, Inc. (the “Company”) amended and restated the letter agreement (the “Amended Letter Agreement”) with Harold R. Carpenter, dated as of January 14, 2026 (the “January Agreement”). Pursuant to the Amended Letter Agreement, Mr. Carpenter has extended his agreement not to compete with, or solicit the customers or employees of, the Company or any of its predecessors or affiliates through March 31, 2027. Mr. Carpenter has also agreed to cooperate and assist the Company for the same period of time, with such assistance to include certain as-needed conversion-related duties and support as determined and directed by Robert A. McCabe.

In consideration for these covenants, the Company will (1) accelerate payment of the second installment of $1,000,000, less applicable withholdings, originally scheduled for payment on or immediately after January 1, 2027, to October 1, 2026 and (2) pay Mr. Carpenter an additional amount in cash equal to $500,000, less applicable withholdings, on or immediately after March 31, 2027 (together, the “Restricted Covenant Payments”). The Restrictive Covenant Payments are subject to repayment, to the extent paid, and forfeiture, to the extent unpaid, in the event that Mr. Carpenter breaches the noncompetition covenant contained in the Restrictive Covenant Agreement.

The foregoing description of the Restrictive Covenant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Restrictive Covenant Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Exhibit No.	Description

	10.1	Restrictive Covenant Letter Agreement dated as of September 9, 2026 by and between Pinnacle Financial Partners, Inc. and Harold R. Carpenter

	104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Pinnacle Financial Partners, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

Date: September 10, 2026	By: /s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President and Chief Legal Officer